Exhibit 99.1

News release

Hyzon Motors Announces Receipt of Nasdaq Listing Determination; Company to Request Hearing and Further Stay

ROCHESTER, N.Y. – February 9, 2023 – Hyzon Motors Inc. (the “Company”) (NASDAQ: HYZN), a global supplier of zero-emission fuel cell electric heavy-duty vehicles, today announced that on February 3, 2023, the Company received a Staff Determination (the “Staff Determination”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC ("Nasdaq") notifying the Company that, unless the Company requests an appeal, trading of the Company’s Class A common stock and warrants will be suspended from The Nasdaq Capital Market at the opening of business on February 14, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq.

The Staff Determination will not immediately result in the suspension of trading or delisting of the Company’s securities, and the Nasdaq Listing Rules provide a procedure for the Company to appeal the Staff Determination and seek a stay pending the appeal.

By February 10, 2023, the Company plans to appeal the Staff Determination and request a hearing before the Nasdaq Hearings Panel (the “Hearings Panel”). Under Nasdaq Listing Rules, a request for a hearing regarding a delinquent filing automatically stays the delisting process of the Company’s securities for a period of 15 days from the date of the request. However, the Company intends to request a stay of the suspension of its securities pending the hearing which, according to the Staff Determination, is typically scheduled to occur approximately 30-45 days after the date of the hearing request.

The Staff Determination was issued because, on January 30, 2023, the Company informed Nasdaq that it will not file its Quarterly Reports on Form 10-Q for the periods ended June 30, 2022 and September 30, 2022 (the “Quarterly Reports”), on or before February 13, 2023 (the “Extended Date”).

Although the Company is working diligently to file the Quarterly Reports as soon as practicable, there can be no assurance that such reports will be filed before any hearing before the Hearings Panel, or that the Hearings Panel will grant the Company’s request for a stay pending the hearing. If the Company’s appeal to the Hearings Panel is denied, the Company’s securities will be subject to delisting on The Nasdaq Capital Market.

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Audit Committee Determination - Form 10-Q For the Quarter Ended September 30, 2021

On February 6, 2023, the Audit Committee of the Board of Directors (the “Board”) of the Company, based on the recommendation of management, determined that the Company’s previously issued financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (including the consolidated balance sheet of Hyzon Motors Inc. and subsidiaries as of September 30, 2021, and the related consolidated statements of operations and comprehensive income (loss), consolidated statement of changes in stockholders’ equity, and consolidated statement of cash flows for the three and nine months ended September 30, 2021) (the “Non-Reliance Period”) should no longer be relied upon. The Audit Committee’s determination stems from the Company’s Board-appointed committee of independent board members (the “Special Committee”) formed to investigate, with the assistance of independent outside counsel and other advisors, issues regarding revenue recognition timing and internal controls and procedures that were brought to the attention of the Board by Company management as previously reported on its Current Report on Form 8-K with the SEC on August 4, 2022 pertaining to the Company’s previously issued financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. The Audit Committee concluded that the Company’s previously issued financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 should no longer be relied upon primarily because of issues regarding the recognition of revenue relating to its European joint venture operations for the quarter ended September 30, 2021.

The Company intends to restate and reissue the consolidated financial statements relating to the Non-Reliance Period as soon as practicable. Based on the facts and circumstances known to date, the Company currently anticipates that the primary impact of the restatement will be to eliminate substantially all of the revenue, inventory, and contract liabilities and to reduce cost of revenue associated with customer sales contracts assumed from Holthausen Clean Technology B.V. that were recorded as of and for the quarter ended September 30, 2021.

As previously reported on its Current Report on Form 8-K with the SEC on August 18, 2022, management previously reported a material weakness in the Company's internal control over financial reporting in its previously issued financial statements filed on Form 10-K for the year ended December 31, 2021, and on Form 10-Q for the three-month period ended March 31, 2022. The existing material weakness related to the identification of limited resources and business processes necessary to ensure the appropriate segregation of duties and effective review procedures with respect to the processing and recording of financial transactions, as well as an appropriate level of control oversight over the financial statement reporting process. Management is assessing the effect of the control deficiencies associated with the matters underlying the revenue recognition issues and planned restatements and anticipates identifying and reporting one or more material weaknesses as the restatements are finalized.

Board of Directors Committee Appointments

On February 6, 2022, the Board appointed Dennis Edwards who currently serves as a member of the Board, to serve on the Company’s Audit Committee. The Board has affirmatively determined that Mr. Edwards meets the definition of “independent director” for purposes of serving on an audit committee. The Board also determined that Elaine Wong, who currently serves on the Audit Committee, qualifies as an “audit committee financial expert.”

The Company’s management and the Audit Committee have discussed the matters disclosed in this press release with KPMG LLP, the Company’s independent registered public accounting firm.

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About Hyzon Motors

Hyzon is a global leader in fuel cell electric mobility, with US operations in the Rochester, Chicago and Detroit areas, and international operations in the Netherlands, China, Australia, and Germany. Hyzon is an energy transition accelerator and technology innovator, providing end-to-end solutions in the transport sector with a focus on commercial vehicles and hydrogen supply infrastructure. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon aims to supply zero-emission heavy duty trucks and buses to customers in North America, Europe and around the world to mitigate emissions from diesel transportation, which is one of the single largest sources of carbon emissions globally. The Company is contributing to the escalating adoption of fuel cell electric vehicles through its demonstrated technology advantage, leading fuel cell performance and history of rapid innovation. Visit www.hyzonmotors.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements. When used in this press release, the words "aim," “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward -looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Hyzon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including risks and uncertainties described in the “Risk Factors” section of Hyzon’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 30, 2022, our Amended Registration Statement on Form S-1 filed with the SEC on April 6, 2021, and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Hyzon gives no assurances that Hyzon will achieve its expectations.

Media Contacts:
hyzon@kivvit.com

For Investors:
ir@hyzonmotors.com

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